LSB INDUSTRIES, INC.
(a Delaware Corporation)
AMENDED AND RESTATED BYLAWS

ARTICLE I

Offices

Section 1.  The principal office of the Corporation shall be in Oklahoma City, County of Oklahoma, State of Oklahoma, and the Corporation may also have offices at such other places as the Board of Directors may from time to time appoint or at such other places as the business of the Corporation requires.

ARTICLE II
Seal

Section 1.  The corporate seal shall be in such form as the Board of Directors may from time to time prescribe.  Said seal may be used by causing it, or a facsimile thereof, to be impressed or affixed or reproduced or otherwise.

ARTICLE III
Stockholders; Business to be Conducted at Annual or Special Meeting
of Stockholders; and Stockholder Access to Corporation’s Proxy Statement

Section 1.  Place.  All meetings of the stockholders shall be held in Oklahoma City, Oklahoma, or at such other place as the directors may designate.

Section 2.  Annual Meeting.  Annual meetings of stockholders to elect directors and transact such other business as may properly be presented to the meeting shall be held on the last Tuesday in June of each year if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 a.m., or if the annual meeting is not held on the above designated date, then the directors shall cause the annual meeting to be held as soon thereafter as is convenient.

Section 3.  Quorum.  The holders of record of a majority of the stock issued and outstanding, and entitled to vote thereat, present in person, or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, but in the absence of a quorum the holders of record, present in person or represented by proxy at such meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of voting stock shall be present.  At such adjourned meeting at which the requisite amount of voting stock shall be represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 4.  Voting; Proxies.  Except as otherwise provided by the laws of the State of Delaware or the Certificate of Incorporation of the Corporation or these Bylaws:

(a)           At every meeting of the stockholders every shareholder having the right to vote shall be entitled to one vote for each share of capital stock having voting rights held by him.

(b)           Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(c)           Each matter properly presented to any meeting shall be decided by a majority of the votes cast on the matter.

(d)           Election of directors and the vote on any other matter presented to a meeting need not be by written ballots, but written ballots may be used if ordered by the chairman of the meeting or if so requested by any stockholder present or represented by proxy at the meeting entitled to vote in such election or on such matter, as the case may be.

Section 5.  Notice of Meeting.  For each meeting of stockholders written notice shall be given stating the place, date and hour, and, in the case of a special meeting, the purpose or purposes for which the meeting is called and, if the list of stockholders required by Section 6 is not to be at the place of said meeting at least 10 days prior to the meeting, the place where said list will be.  Except as otherwise provided by Delaware law, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.  If mailed, notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

Section 6.  List of Stockholders Entitled to Vote.  At least 10 days before every meeting of stockholders a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be prepared and shall be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  Such list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 7.  Special Meetings.  A special meeting of stockholders may be called at any time by the Chairman or by a majority of the directors then in office, and shall be called by the Chairman upon receipt of a written request to do so specifying the matter or matters, appropriate for action at such meeting, proposed to be presented at the meeting and signed by holders of record of two-thirds of the shares of stock that would be entitled to be voted on such matter or matters if the meeting was held on the day such request is received and the record date for such meeting was the close of business on the preceding day.  Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting and as shall be stated in the notice of such meeting.”

Section 8.  Chairman and Secretary at Meeting.  At each meeting of stockholders, the Chairman of the Board of Directors or, in the absence or inability to serve by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors or, in the absence or inability to serve by both the Chairman of the Board of Directors and the Vice Chairman of the Board of Directors, the President or, in the absence or inability to serve by the Chairman of the Board of Directors, Vice Chairman of the Board of Directors and the President, the person designated in writing by the President or, if no person is so designated, then a person designated by the Board of Directors shall preside as Chairman of the meeting; if no person is so designated, then the Board of Directors shall choose a Chairman by plurality vote.  The Secretary or in his absence a person designated by the Chairman of the meeting shall act as Secretary of the meeting.

Section 9.  Adjourned Meetings.  A meeting of stockholders may be adjourned to another time or place as provided in Sections 3 or 4(d) of this Article III.  Unless the Board of Directors fixes a new record date, stockholders of record for an adjourned meeting shall be as originally determined for the meeting from which the adjournment was taken.  If the adjournment is for more than 30 days, or if after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote.  At the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called.

Section 10.  Consent of Stockholders in Lieu of Meeting.

10.1           Action by Written Consent.  Any action which is required to be or may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, shall have been signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided however, that prompt notice of the taking of the corporate action without a meeting and by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

10.2           Determination of Record Date of Action by Written Consent. In order to inform the Corporation’s stockholders and the investing public in advance that a record date for action by consent will occur and to comply with the procedures contained in the New York Stock Exchange (or such other exchange on which the Corporation’s securities are listed for trading) policies and rules, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors of the Corporation pursuant to Section 213 of the Delaware General Corporation Law as follows:  The

Board of Directors shall set as the record date the 10th day after (i) any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice to the Secretary which may be given by telex or telecopy, advise the Corporation of the corporate action proposed for which consents will be sought and request from the Board of Directors a record date unless a later date is specified by such stockholder, or (ii) the Board of Directors determines that the Corporation should seek corporate action by written consent, unless a later record date is specified in the resolution of the Board of Directors containing such determination.  In the event that the record date set as provided falls on a Saturday, Sunday or legal holiday, the record date shall be the first day next following such date that is not a Saturday, Sunday or legal holiday.  Any record date determined pursuant to this Subsection 10.2 shall be announced by a press release prior to the opening of trading on the New York Stock Exchange (or such other exchange on which the Corporation’s securities are listed for trading) on the next trading day after a request for a record date pursuant to clause (i) above is received by the Secretary or a Board of Directors’ determination pursuant to clause (ii) above.

10.3           Duration and Revocation of Consents.  In order that the Corporation’s stockholders shall have an opportunity to receive and consider the information germane to an informed judgment as to whether to give a written consent and in accordance with the procedures contained in the New York Stock Exchange (or such other exchange on which the Corporation’s securities are listed for trading) policies and rules, the stockholders of the Corporation shall be given at least 20 days from the record date to give or revoke written consents.  Consents to corporate action shall be valid for a maximum of 60 days after the record date.  Consents may be revoked by written notice (i) to the Corporation, (ii) to the stockholder or stockholders soliciting consents or soliciting revocations in opposition to action by consent proposed by the Corporation (the “Soliciting Stockholders”), or (iii) to a proxy solicitor or other agent designated by the Corporation of the Soliciting Stockholder(s).

10.4           Retention and Duties of Inspectors of Election.  Within two business days after receipt of a request by a stockholder for the setting of a record date or a determination by the Board of Directors that the Corporation should seek corporate action by written consent, as the case may be, the Secretary of the Corporation shall engage nationally recognized independent inspectors of elections for the purpose of performing a ministerial review of the validity of the consents and revocations.  The inspectors shall review all consents and revocations, determine whether the requisite number of valid and unrevoked consents has been obtained to authorize or take the action specified in the consents, and forthwith certify such determination for entry in the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders.  The cost of retaining inspectors of elections shall be borne by the party proposing the action by consent.

10.5           Procedures for Counting and Challenging Consents.  Consents and revocations shall be delivered to the inspectors upon receipt by the Corporation, the Soliciting Stockholders or their proxy solicitors or other designated agents.  As soon as consents and revocations are received, the inspectors shall review the consents and revocations and shall maintain a count of the number of valid and unrevoked consents.  The inspectors shall keep such count confidential and shall not reveal the count to the Corporation, the Soliciting Stockholders or their representatives.  As soon as practicable after the earlier of (i) 60 days after the record date for the consents or (ii) a request therefore by the Corporation or the Soliciting Stockholders (whichever is soliciting consents) made after expiration of the period for giving or revoking consents under Subsection 10.3 above, notice of which request shall be given to the party opposing the solicitation of consents, which request shall state that the Corporation or Soliciting Stockholder(s) (as the case may be) in good faith believe that it or they have received the requisite number of valid and unrevoked consents to authorize or take the action specified in the consents, the inspectors shall issue a preliminary report to the Corporation and the Soliciting Stockholders stating:

(i)           The number of valid consents;

(ii)           The number of valid revocations;

(iii)           The number of valid and unrevoked consents;

(iv)           The number of invalid consents;

(v)           The number of invalid revocations;

(vi)	Whether, based on their preliminary count, the requisite number of valid and unrevoked consents has been obtained to authorize or take the action specified in the consents.

Unless the Corporation and the Soliciting Stockholder(s) shall agree to a shorter or longer period, the Corporation and the Soliciting Stockholder(s) shall have 48 hours to review the consents and revocations and to advise the inspectors and the opposing party in writing as to whether they intend to challenge the preliminary report of the inspectors.  If no written notice of an intention to challenge the preliminary report is received within 48 hours after the inspector’s issuance of the preliminary report, the inspectors shall issue to the Corporation and the Soliciting Stockholder(s) their final report containing the information from the inspectors’ determination with respect to whether the requisite number of valid and unrevoked consents was obtained to authorize and take the action specified in the consents.  If the Corporation or the Soliciting Stockholder(s) issue written notice of an intention to challenge the inspectors’ preliminary report within 48 hours after the issuance of that report, a challenge session shall be scheduled by the inspectors as promptly as practicable.  A transcript of the challenge session shall be recorded by a certified court reporter.  Following completion of the challenge session, the inspectors shall as promptly as practicable issue their final report to the Corporation and the Soliciting Stockholder(s) containing the information included in the preliminary report, plus all changes in the vote totals as a result of the challenges and a certification of whether the requisite number of valid and unrevoked consents was obtained to authorize or take the action specified in the consents.

10.6           Notice of Results.  The Corporation shall give prompt notice to the stockholders of the results of any consent solicitation or the taking of the corporate action without a meeting and by less than unanimous written consent.

Section 11.  Fixing of Record Date.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.  If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action  by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 12.  Business to be Conducted at the Annual or Special Meeting of the Stockholders; Notice of Proposals.  At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors, or (ii) by any stockholder of the Corporation who is entitled to vote with respect thereto and who:  (a) was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business as proposed, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving notice provided for in this Section 12 and at the time of the meeting; and (b) complies with the notice procedures set forth in this Section 12.

Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules as regulations, the “Exchange Act”) and included in the notice of the meeting given by or at the direction of the Board of Directors, the foregoing clause (ii) will be the exclusive means for a stockholder to propose business to be brought before the annual meeting of stockholders.

For business to be properly brought before the annual meeting by a stockholder, the Proposing Person (as defined below)  must have given timely notice thereof in writing to the Secretary of the Corporation.  The Proposing Person’s notice will be timely if delivered or mailed to and received at the principal executive offices at the Corporation not less than 120 nor more than 150 days before the date on which the Corporation first mailed its proxy materials for the prior year’s annual meeting of stockholders; provided however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such date, notice by the stockholder timely must be so delivered, or mailed and received not later than the 90th day prior to such annual meeting, or if later, the 10th day following the date on which the public disclosure of the date of such annual meeting was such made.  Any adjournment of an annual meeting or the announcement hereof will not commence a new time period for giving the notice described above.

The Proposing Person’s notice to the Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting, the following:

(i)	the name and address, as they appear on the Corporation books, of the stockholder proposing such business;

(ii)
the class or series and number of shares of the Corporation’s securities that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by the Proposing Person, except the Proposing Person will be deemed to beneficially own any shares or class or series of the Corporation’s securities which the Proposing Person has a right to acquire beneficially ownership at any time in the future (collectively, the “Stockholder Information”);

(iii)
as to each item of business that the stockholder proposes to bring before the annual meeting, (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and

(iv)
a reasonably detailed description of all agreements, arrangements and understandings, oral or in writing (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names) in connection with the proposal of such business by such stockholder or (z) between or among any Proposing Person and any other persons or entities (including their names) acting in concert with the Proposing Person.

For purposes of this Section 12, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner; and (iv) any material interest of such stockholder with respect to such business.

Notwithstanding anything in these Bylaws to the contrary, no business (other than nominations of directors, which must be made in compliance with, and shall be exclusively governed by, Article III, Section 13 of these Bylaws) shall be brought before or conducted at the annual meeting except in accordance with the provisions of this Section 12.  The officer of the Corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 12 and, if he should so determine, he shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.

A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, as needed, so that the information provided or required to be provided in such notice pursuant to this Section 12 shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight business days prior to the date for the meeting (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).

This Section 12 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders; except this Section 12 shall not apply to any proposal made pursuant to Rule 14a-8 of the Exchange Act, or to the nomination of persons for election to the Corporation’s Board of Directors at a meeting of stockholders at which directors are to be elected which shall be governed by Article III, Section 13 of these Bylaws.  In addition to the requirements of this Section 12 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business.  Nothing in this Section 12 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

The officer of the Corporation or other person presiding at the meeting shall, if the facts so warrant, determine that business was not properly brought before the meeting in accordance with the procedures set forth in this Section 12, and, if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

At any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.

Section 13.  Election to the Board of Directors.

13.1           Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible for election as directors of the Corporation.  Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders at which directors are to be elected only:

(i)	By or at the direction of the Board of Directors; or

(ii)	By any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Subsection 13.2 below.

The foregoing clause (ii) will be the exclusive means by which a stockholder may nominate a person for election to the Board of Directors.

13.2           Nominations of election as a director of the Corporation, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Corporation.  To be timely, a stockholder’s notice shall be delivered or mailed to and received at the principal executive offices of the Corporation not less than 120 nor more than 150 days prior to the date of the meeting; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such date, notice by the stockholder to be timely must be so delivered, or mailed and received not later than the 90th day prior to such annual meeting, or if later, the 10th day following the date on which the public disclosure of the date of such annual meeting was so made.  Any adjournment of an annual meeting or the announcement hereof will not commence a new time period for giving the timely notice described above.  Such stockholder’s notice shall set forth:

(i)
As to each person whom such stockholder proposes to nominate for election or reelection as a director, (x) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (y) a representation that such a person shall also provide any other information reasonably requested by the Corporation within 10 business days after such request); and

(ii)
As to the stockholder giving the notice (x) the name and address, as they appear on the Corporation’s books, of such stockholder, and (y) the class and number of shares of the Corporation’s voting capital stock that are beneficially owned by such stockholder.

At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this Section 13, and, if the stockholder desires or requests access to the Corporation’s Proxy Statement with respect to the election of a director, Article III, Section 14 of these Bylaws.

The officer of the Corporation or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

Section 14.  Stockholder Access to Corporation’s Proxy Statement.

(a)           Whenever the Corporation solicits proxies with respect to an election of directors at an annual meeting (an “Election”), it shall include in its proxy statement and on its proxy card, in addition to individuals nominated by the Board of Directors, up to the Permitted Number of individuals nominated in compliance with these Bylaws by one or more Eligible Stockholders. Any Eligible Stockholder seeking to have its nominee included in the Corporation’s proxy statement and on the Corporation’s proxy card shall comply with all provisions of these Bylaws otherwise applicable to shareholder nominations and furnish to the Secretary of the Corporation, no later than the last day on which stockholder nominations for consideration in the Election may be made under Article III, Section 13.2 of these Bylaws (the “Advance Notice Date”),

(i)	the information set forth in Sections 13.2 of these Bylaws,

(ii)	the written undertakings described in subsections (d) and (e) below, and

(iii)
any accompanying statement from the Eligible Stockholder to be included in the Corporation’s proxy statement, which statement in order to be so included shall not exceed 500 words and must fully comply with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, including without limitation Rule 14a-9.

(b)           For purposes of this Section:

(i)
The “Permitted Number” means one seat on the Corporation’s Board of Directors to be filled in the Election; provided, however, that the Permitted Number shall be reduced, but not below zero, by the sum of (i) number of such director candidates for which the Corporation shall have received from Eligible Stockholders by the Advance Notice Date one or more valid stockholder notices nominating director candidates, and (ii) the number of directors in office and serving in the class of directors to be considered at the Election for whom access to the Corporation’s proxy materials was provided pursuant to this Section (“Access Director”), other than any who has served as a director continuously for at least six years.  In no event will the number of nominees nominated by an Eligible Stockholder for which access to the Corporation’s proxy materials may be provided in the Election plus the number of Access Directors serving on the Board at the time of the Election exceed 25% of the total number of directors that shall constitute the whole board.

(ii)
An “Eligible Stockholder” means a stockholder of the Corporation that, together with its Affiliates, has continuously held Beneficial Ownership and Economic Interest of not less than the Required Interest for at least one year preceding the Advance Notice Date, and that complies with all applicable provisions of these Bylaws.

(iii)	“Beneficial Ownership” means the power to vote or direct the voting of, or to dispose or direct the disposition of, the securities in question.

(iv)
An “Economic Interest” in a security means having or sharing the opportunity, directly or indirectly, to profit or share in any profit (or loss) derived from a transaction in the security, including through options, swaps or other derivative securities or synthetic arrangements.

(v)
“Independent” with respect to a nominee for director pursuant to this Section 14 shall mean (a) that the nominee would be considered an independent director in accordance with the listing standards of the principal U.S. securities market in which the common stock of the Corporation trades or, if no such listing standards are applicable at the time, in accordance with the standards used by the Board of Directors or a duly authorized committee thereof in determining and disclosing the independence of the Corporation’s directors in accordance with the rules of the SEC and (b) the nominee is not an employee or officer of, or consultant to, the Eligible Stockholder or any of its Affiliates and has no other material association, by agreement, understanding or familial or other relationship, with the Eligible Stockholder or any of its Affiliates.

(vi)
A “Disqualified Repeat Nominee” in respect of an election shall mean an individual as to whom access to the Corporation’s proxy materials for the immediately preceding election was provided and who (i) withdrew from or became ineligible or unavailable for election at the meeting, or (ii) received at such meeting votes in favor of his or her election representing less than 50% of the total votes cast for or withheld from his or her election.

(vii)
The “Required Interest” means 5% of the voting power of the outstanding voting securities of the Corporation entitled to vote in the Election, based upon the number of outstanding voting securities of the Corporation most recently disclosed prior to the Advance Notice Date by the Corporation in a filing with the Securities and Exchange Commission.

(viii)
“Affiliate” of a specified person means a person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the specified person, and, with respect to any investment company (as defined in the Investment Company Act of 1940, whether or not exempt from registration thereunder), shall also include all other investment companies managed by the same investment adviser or any of its Affiliates.

(c)           Subject to the following sentence and any undertaking previously provided by an Eligible Stockholder pursuant to Section 14(d) below, each Eligible Stockholder, together with its Affiliates, may nominate one, and not more than one, individual under this Section for inclusion in the Corporation’s proxy statement and on its proxy card. If the Corporation shall receive more than the Permitted Number of proposed nominations from Eligible Stockholders in compliance with these Bylaws, then the nominee nominated by the Eligible Stockholder possessing the largest Beneficial Ownership of voting securities of the Corporation as of the Advance Notice Date shall be the only nominee for purposes of this Section 14.

(d)           Any Eligible Stockholder nominating an individual for director in accordance with this Section shall execute and deliver to the Corporation no later than the Advance Notice Date an undertaking, in a form to be provided by the Secretary of the Corporation, that it will, and will cause its Affiliates to,

(i)
not sell or otherwise dispose of its Beneficial Ownership and Economic Interest of voting securities of the Corporation so as to reduce the Beneficial Ownership and Economic Interest held by such Eligible Stockholder, together with its Affiliates, below the Required Interest on or prior to the date of the Election (and representing that they have no present intention of reducing, within one year following the Election, their aggregate Beneficial Ownership and Economic Interest below the greater of (x) the Required Interest and (y) 75% of their aggregate Beneficial and Economic Interest as of the Advance Notice Date),

(ii)
comply with the provisions of the Corporation’s Certificate of Incorporation and Bylaws and all laws and regulations relating to the accompanying statement submitted by the Eligible Stockholder and any solicitation or communications with stockholders of the Corporation in connection with such nomination,

(iii)
indemnify the Corporation and its agents and representatives in respect of any and all liabilities that may arise out of the accompanying statement submitted by the Eligible Stockholder or any solicitation or communications with stockholders of the Corporation by such Eligible Stockholder, its Affiliates or their respective agents or representatives in connection with such nomination, including as a result of any violation of law or regulation by such Eligible Stockholder, its Affiliates or their respective agents or representatives in connection therewith,

(iv)	not use any proxy card other than the Corporation’s proxy card in soliciting stockholders in connection with the matters to be voted on at the meeting at which the Election is held,

(v)	file all solicitation materials used by it or on its behalf with the Securities and Exchange Commission under cover of Schedule 14A promulgated under the Exchange Act, and

(vi)
for a period of one year from the date of the Election, not (x) nominate any individual to be a director of the Corporation or conduct any solicitation with respect to an election for directors of the Corporation other than with respect to the Election and in accordance with this Section, or (y) acquire or propose to acquire Beneficial Ownership of or an Economic Interest in any voting securities of the Corporation such that such Eligible Stockholder, together with its Affiliates, would have aggregate Beneficial Ownership of, and/or an Economic Interest in, more than the greater of (I) 10% of the voting power of the outstanding voting securities of the Corporation or (II) an additional 5% of the voting power of the Corporation’s outstanding voting securities in excess of the aggregate Beneficial Ownership and Economic Interest held by such Eligible Stockholder, together with its Affiliates, as of the Advance Notice Date (the “Aggregate Beneficial Ownership”); provided that the Aggregate Beneficial Ownership shall not equal or exceed the amount that would equal or exceed the beneficial ownership threshold necessary to trigger the Corporation preferred share rights plan as may be in effect during such time.

(e)           Any Eligible Stockholder nominating an individual for director in accordance with this Section shall also deliver to the Corporation no later than the Advance Notice Date a signed undertaking of its nominee agreeing that he or she will tender his or her resignation from the Board of Directors if

(i)	any of the information provided to the Corporation by the Eligible Stockholder or the nominee pursuant to this Bylaw is determined to be inaccurate in any material respect, or

(ii)	the Eligible Stockholder or any of its Affiliates shall breach their obligations under the undertakings described in subsection (d) above in any material respect.

(f)           The Nominating and Governance Committee shall consider a nomination pursuant to this Section 14, and shall determine if the Access Nominee is Independent and may,

in its discretion, make a recommendation to the Board of Directors as to whether the Access Nominee should be nominated by the Board of Directors for election at the Annual Meeting of Stockholders.

If the Board of Directors nominates an Access Nominee as part of the Board’s slate of nominees, the Notice of Access will be deemed withdrawn and the former Access Nominee shall be presented to the stockholders in the same manner as any other nominee of the Board of Directors.  If the Board of Directors does not so nominate the Access Nominee, access to the Corporation’s proxy materials shall be provided in accordance with the terms and subject to the conditions of this Section.

The Board of Directors or a committee thereof may adopt such rules or guidelines for applying the provisions of this Section as it determines are appropriate.  These may include timing and other such adjustments as may be appropriate in the event an Access Nominee for whom Notice of Access has been provided becomes unavailable or unwilling to serve or becomes ineligible.

(g)           This Section shall provide the exclusive method for stockholders to include nominees for director in the Corporation’s proxy statement and on the Corporation’s proxy card.

ARTICLE IV
Directors

Section 1.  Number, Term, Qualifications and Vacancies.  The property, business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.

The number of directors that shall constitute the whole Board of Directors may be fixed from time to time pursuant to a resolution adopted by a vote of two-thirds of the entire Board of Directors and may consist of no fewer than three nor more than thirteen members.  The directors shall be divided into three classes.  Each class shall consist, as nearly as possible, of one-third of the whole number of the Board of Directors.  At each annual election of the successors to the class of directors whose terms have expired in that year shall be elected to hold office for a term of three years.  Each director elected shall hold office until his successor is elected and qualified or until his earlier resignation or removal.  Directors and officers need not be stockholders.

Vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by the sole remaining director.  Each director chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such directors shall have been chosen and until his successor is duly elected and qualified or until his earlier resignation or removal.

Section 2.  Offices and Books.  The directors may have one or more offices, and keep the books of the Corporation at the offices of the Corporation in Oklahoma City, Oklahoma, or at such other places as they may from time to time determine.

Section 3.  Resignation.  Any director of the Corporation may resign at any time by giving written notice of such resignation to the Board of Directors, the Chairman of the Board of Directors, the President or the Secretary of the Corporation.  Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Board of Directors, or one of the above-named officers; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.  When one or more directors shall resign from the Board of Directors, such vacancy shall be filled only by a majority of the directors then in office, although less than a quorum, or by the sole remaining director.  Each director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor is duly elected and qualified or until his earlier resignation or removal.

Section 4.  Removal.  Any one or more directors may be removed only for cause by the vote or written consent of the holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote for the election of all directors.  For purposes of this Article IV, Section 4, cause for removal shall be deemed to exist only if the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for intentional misconduct or knowing violation of law in the performance of such director’s duty to the Corporation and, in each case, such adjudication is no longer subject to direct appeal.

Section 5.  Regular and Annual Meetings; Notice.  Regular meetings of the Board of Directors shall be held at such time and at such place, within or without the State of  Delaware, as the Board of Directors may from time to time prescribe.  No notice need be given of any regular meeting and a notice, if given, need not specify the purposes thereof.  A meeting of the Board of Directors may be held without notice immediately after an annual meeting of stockholders at the same place as that at which such annual meeting of stockholders was held.

Section 6.  Special Meetings; Notice.  A special meeting of the Board of Directors may be called at any time by the Chairman or a majority of the directors then in office.  Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting.  Notice of such meeting stating the time and place thereof shall be given (a) by deposit of the notice in the United States mail, first class, postage prepaid, at least three days before the day fixed for the meeting addressed to each director at his address as it appears on the Corporation’s records or at such other address as the director may have furnished the Corporation for that purpose, or (b) by delivery of the notice similarly addressed for dispatch by telegraph, cable or radio or by delivery of the notice by telephone or in person, in each case at least two days before the time fixed for the meeting.

Section 7.  Presiding Officer and Secretary at Meetings.  Each meeting of the Board of Directors shall be presided over by the Chairman of the Board of Directors or in his absence by the President or if neither is present by such member of the Board of Directors as shall be chosen by the meeting.  The Secretary, or in his absence an Assistant Secretary, shall act as secretary of the meeting, or if no such officer is present, a secretary of the meeting shall be designated by the person presiding over the meeting.

Section 8.  Quorum.  A majority of the whole Board of Directors shall constitute a quorum for the transaction of business, but in the absence of a quorum, a majority of those present (or if only one be present, then that one) may adjourn the meeting, without notice other than announcement at the meeting, until such time as a quorum is present.  Except as otherwise required by the Certificate of Incorporation or these Bylaws, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 9.  Meeting by Telephone.  Members of the Board of Directors or of any committee thereof may participate in meetings of the Board of Directors or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

Section 10.  Action Without Meeting.  Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or of such committee.

Section 11.  Executive and Other Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee and one or more other committees, each such committee to consist of two or more directors as the Board of Directors may from time to time determine.  Any such committee, to the extent provided in such resolution or resolutions, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws; and unless the resolution shall expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Each such committee other than the Executive Committee shall have such name as may be determined from time to time by the Board of Directors.  Any committee of directors may be discharged or discontinued at any time, with or without cause, by a majority vote of the Board of Directors at any meeting at which there is a quorum present, likewise, any member of any committee of directors may be removed from committee membership, with or without cause, by a majority vote of the Board of Directors at any meeting at which there is a quorum present.

Section 12.  Compensation.  Each director shall be entitled to reimbursement of his reasonable expenses incurred in attending meetings or otherwise in connection with his attention to the affairs of the Corporation.  Each director who is not a salaried officer of the Corporation or of a subsidiary of the Corporation shall, as such director and as a member of any committee, be entitled to receive such amounts as may be fixed from time to time by the Board of Directors, in the form either of fees for attendance at meetings of the Board and of committees thereof, or of payment at the rate of a fixed sum per month, or both.

Section 13.  Additional Powers.  In addition to the powers and authorities by these Bylaws expressly conferred upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation, as from time to time amended, or by these Bylaws, as from time to time amended, directed or required to be exercised or done by the stockholders.

ARTICLE V
Officers

Section 1.  Designation.  The Corporation shall have such officers with such titles and duties as set forth in these Bylaws or in any one or more resolutions of the Board of Directors adopted on or after the effective date of these Bylaws which are not inconsistent with these Bylaws and as may be necessary to enable the Corporation to sign instruments and stock certificates as required by law.

Section 2.  Election; Qualification.  The officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors.  The Board of Directors may also elect a Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, a Controller, one or more Assistant Secretaries, one or more Assistant Treasurers, one or more Assistant Controllers, and such other officers as it may from time to time determine.  The Chairman of the Board of Directors and Vice Chairman of the Board, if any, shall be elected from among the directors.  Two or more offices may be held by the same person.

Section 3.  Term of Office.  Each officer shall hold office from the time of his election and qualification to the time at which his successor is elected and qualified, unless sooner he shall die or resign or shall be removed pursuant to Article V, Section 5.

Section 4.  Resignation.  Any officer of the Corporation may resign at any time by giving written notice of such resignation to the Board of Directors, the President or the Secretary of the Corporation.  Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Board of Directors or one of the above-named officers; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 5.  Removal.  Any officer may be removed at any time, with or without cause, by the vote of a majority of the whole Board of Directors.

Section 6.  Vacancies.  Any vacancy however caused in any office of the Corporation may be filled by the Board of Directors.

Section 7.  Compensation.  The compensation of each officer shall be such as the Board of Directors may from time to time determine.

Section 8.  Chairman of the Board of Directors and Vice Chairman of the Board of Directors.  The Chairman of the Board of Directors and, in his absence or inability to serve, the Vice Chairman of the Board of Directors, if such offices be occupied, shall serve as Chairman of the meetings of the Board of Directors and shall further advise and consult with the Chief Executive Officer and the President concerning the business and affairs of the Corporation and shall also have such powers and duties as the Bylaws or the Board of Directors may from time to time prescribe.

Section 9.  Chief Executive Officer.  Chief Executive Officer of the Corporation shall have general charge of the business and affairs of the Corporation and shall perform all such other duties as are incident to the chief executive officer, subject, however, to the right of the Board of Directors to confer specified powers on the Chief Executive Officer of the Corporation.

Section 10.  President.  In the absence of the Chief Executive Officer or his inability to same, the President shall serve as the Chief Executive Officer of the Corporation and shall have general charge of the business and affairs of the Corporation and shall perform all such other duties as are incident to the Chief Executive Officer, subject however to the right of the Chief Executive Officer or the Board of Directors to confer specified duties and/or powers on the President of the Corporation from time to time.

Section 11.  Vice President.  Each Vice President shall have such powers and duties as generally pertain to the office of Vice President and as the Board of Directors or the President may from time to time prescribe.  During the absence of the President or his inability to act, the Vice President, or if there shall be more than one Vice President, then that one designated by the Board of Directors, shall exercise the powers and shall perform the duties of the President, subject to the direction of the Board of Directors.

Section 12.  Secretary.  The Secretary shall keep the minutes of all meetings of stockholders and of the Board of Directors.  He shall be custodian of the corporate seal and shall affix it or cause it to be affixed to such instruments as he deems necessary or appropriate and attest the same and shall exercise the powers and shall perform the duties incident to the office of Secretary, and those that may otherwise from time to time be assigned to him subject to the direction of the Board of Directors.

Section 13.  Treasurer.  The Treasurer shall be the chief accounting officer of the Corporation and shall have care of all funds and securities of the Corporation and shall exercise the powers and shall perform the duties incident to the office of Treasurer, subject to the direction of the Board of Directors.

Section 14.  Other Officers.  Each other officer of the Corporation shall exercise the powers and shall perform the duties incident to his office, subject to the direction of the Board of Directors.

ARTICLE VI
Capital Stock

Section 1.  Stock Certificates.  The interest of each holder of stock of the Corporation shall be (a) evidenced by a certificate or certificates in such form as the Board of Directors may from time to time prescribe or (b) represented by uncertificated shares as issued by the Corporation.  The issuance of shares in uncertificated form shall not affect shares already represented by a certificate until the certificate is surrendered to the Corporation.  In the case of certificated shares, each certificate shall be signed by or, in the name of the Corporation by the Chairman of the Board of Directors, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation.  If such certificate is countersigned (a) by a transfer agent other than the Corporation or its employee, or (b) by a registrar other than the Corporation or its employee, any other signature on the certificate may be facsimile.  If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 2.  Transfer of Stock.  Shares of stock shall be transferable on the books of the Corporation pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe on or after the effective date of these Bylaws.

Section 3.  Holders of Record.  Prior to due presentment for registration or transfer or receipt of proper transfer instructions, the Corporation may treat the holder of record of a share of its stock as the complete owner thereof exclusively entitled to vote, to receive notifications and otherwise entitled to all the rights and powers of a complete owner thereof, notwithstanding notice to the contrary.

Section 4.  Lost, Stolen, Destroyed, or Mutilated Certificates.  The Corporation may issue a new certificate of stock or uncertificated shares to replace a certificate alleged to have been lost, stolen, destroyed or mutilated upon terms and conditions as the Board of Directors may from time to time prescribe, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate or his legal representative, to give the Corporation a bond, in such sum as it may direct, not exceeding double the value of the stock, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate.

Section 5.  Transfer Agent and Registrar.  The Board of Directors may appoint one or more Transfer Agents and Registrars for the Common Stock and Preferred Stock of the Corporation.  The Transfer Agent shall be in charge of the issue, transfer, and cancellation of shares of stock and shall maintain stock transfer books, which shall include a record of the stockholders, giving the names and addresses of all stockholders, and the number and class of shares held by each; prepare voting lists for meetings of stockholders; produce and keep open these lists at the meetings; and perform such other duties as may be delegated by the Board of Directors.  Stockholders may give notice of changes of their addresses to the Transfer Agent.  The Registrar shall be in charge of preventing the over-issue of shares, shall register all certificated or uncertificated shares of stock, and perform such other duties as may be delegated by the Board of Directors.

ARTICLE VII
Checks

Section 1.  All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

ARTICLE VIII
Fiscal Year

Section 1.  The fiscal year shall begin the first day of January in each year.

ARTICLE IX
Dividends

Section 1.  Declaration.  Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, may be declared by the Board of Directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation.

Section 2.  Reserve Fund.  The Board of Directors may set aside out of any funds of the Corporation available for dividends a reserve or reserves for any proper purposes and in such sum or sums as the directors from time to time, in their absolute discretion, believe to be proper, and the Board of Directors may abolish any such reserve.

ARTICLE X
Notice

Section 1.  Waiver of Notice.  Whenever notice is required by the Certificate of Incorporation, the Bylaws, or as otherwise provided by law, a written waiver thereof, signed by the person entitled to notice, shall be deemed equivalent to notice, whether before or after the time required for such notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

Section 2.  Mailing of Notice.  Whenever under the provisions of these Bylaws notice is required to be given to any director, officer or shareholder and such notice is not waived as provided in Section 1 of this Article X, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, by depositing the same in the post office or letter box, in post- paid sealed wrapper, addressed to such shareholder, officer or director at such address as appears on the books of the Corporation, or, in default of other address, to such director, officer or shareholder at the General Post Office in Oklahoma City, Oklahoma, and such notice shall be deemed to be given at the time when the same shall be thus mailed.

ARTICLE XI
Amendment of Bylaws

Section 1.  Amendment.  These Bylaws may be made, amended, altered, added to, revised or repealed only by a vote of a majority of the directors then in office or by a vote of the holders of two-thirds of the issued and outstanding shares of stock of the Corporation entitled to vote for the election of directors; provided, however, that Article IV, Section 1 of these Bylaws and this Article XI, Section 1, may be amended, altered, added to, revised or repealed only by a vote of two-thirds of the entire Board of Directors or by a vote of two-thirds of the issued and outstanding shares of stock of the Corporation entitled to vote for the election of directors.

These Amended and Restated Bylaws of LSB Industries, Inc. amend, restate and set forth the entire Bylaws of the Corporation and have been approved by the Board of Directors of the Corporation as of the 20th day of August, 2009.

LSB INDUSTRIES, INC.

/s/ Jack E. Golsen
Jack E. Golsen
Chairman of the Board

/s/ David M. Shear
David M. Shear, Secretary